UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
___________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2022
___________

FIRST NATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	1-38874 (Commission File Number)	54-1232965 (IRS Employer Identification No.)

112 West King Street Strasburg, Virginia (Address of principal executive offices)	22657 (Zip Code)

Registrant’s telephone number, including area code: (540) 465-9121

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.25 per share	FXNC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

      Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

An Annual Meeting of Shareholders of First National Corporation (the "Company") was held on May 11, 2022 for the purpose of considering and acting upon the following matters:

(1)	The election of eleven directors to serve for a term of one year;

(2)	The ratification of the appointment of Yount, Hyde & Barbour, P.C. as the Company's independent registered public accounting firm for the year ending December 31, 2022;

(3)	The approval of a non-binding advisory resolution approving the compensation of the Company's named executive officers.

The final voting results for each proposal, including the votes for and against, and any withheld, abstained, or broker non-votes, are described below.

Proposal 1 - Election of Directors

The Company's shareholders elected all eleven nominees for director. For each nominee, the votes cast for and against, as well as withheld and broker non-votes, were as follows:

Director Nominee	For	Withheld	Broker Non-Votes
Jason C. Aikens	3,907,863	51,745	985,029
Emily Marlow Beck	3,907,474	52,134	985,029
Boyce E. Brannock	3,957,416	2,192	985,029
Elizabeth H. Cottrell	3,956,959	2,649	985,029
W. Michael Funk	3,907,866	51,742	985,029
Scott C. Harvard	3,904,492	55,116	985,029
George Edwin Holt, III	3,958,254	1,354	985,029
Kirtesh Patel	3,958,046	1,562	985,029
Gerald F. Smith, Jr.	3,905,514	54,094	985,029
C. Ray Sprinkle	3,957,277	2,331	985,029
James R. Wilkins, III	3,958,013	1,595	985,029

Proposal 2 - Ratification of Appointment of Independent Registered Public Accounting Firm

The Company's shareholders approved the ratification of the Audit Committee's selection of Yount, Hyde & Barbour, P.C. as the Company's independent registered public accounting firm for the year ending December 31, 2022. The votes cast for and against this proposal, as well as the votes abstained, were as follows:

For	Against	Abstain
4,943,460	568	609

Proposal 3 - Non-Binding Vote on Executive Compensation

The Company's shareholders approved the advisory vote on the compensation of the Company's executive officers named in the proxy statement for the 2022 Annual Meeting of Shareholders. The votes cast for and against this proposal, as well as votes abstained and broker non-votes, were as follows:

For	Against	Abstain	Broker Non-Votes
3,873,719	48,815	37,074	985,029

Item 8.01	Other Events.

On May 11, 2022, the Board of Directors of the Company declared a quarterly cash dividend of $0.14 per common share, which is payable on June 10, 2022 to shareholders of record as of May 27, 2022.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST NATIONAL CORPORATION
(Registrant)

Date: May 12, 2022	By:	/s/ M. Shane Bell
M. Shane Bell
Executive Vice President and Chief Financial Officer

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